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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                             the Securities Act of 1934

Date of Report (date of earliest event reported):                April 16, 1998

                             SANTA FE GAMING CORPORATION
               (Exact name of registrant as specified in its charter)

NEVADA                             1-9481                     88-0304348
(State or other                 (Commission File             (I.R.S. Employer
jurisdiction of                      Number)                Identification No.)
 incorporation)


                  4949 North Rancho Drive, Las Vegas, Nevada 89130
              (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:           (702) 458-4300


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ITEM 5.   OTHER EVENTS

On April 16, 1998 Santa Fe Gaming Corporation (the "Registrant"), announced the sale of promissory notes from its subsidiary, Santa Fe Hotel Inc. A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K.

On April 16, 1998, Santa Fe Gaming Corporation announced that its wholly-owned subsidiary, Santa Fe Hotel Inc. completed the issuance of Senior Secured indebtedness. A copy of the press release is filed as exhibit 99.2 to this Current Report on Form 8-K.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

               C.   Exhibits

               The following are filed as exhibits to this Current Report on Form 8-K:


               99.1 Press Release dated April 16, 1998 - Santa Fe Gaming
                    Announces Sale of Notes

               99.2 Press Release dated April 16, 1998 - Santa Fe Hotel Inc.
                    Announces Senior Note Issuance


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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               SANTA FE GAMING CORPORATION, a
               Nevada Corporation

               By:    /s/ Thomas K. Land

                      ------------------------------
               Name:     Thomas K. Land
               Title:    Chief Financial Officer

April 16, 1998